The James Advantage Funds

James Balanced: Golden Rainbow Fund

Supplement dated July 18, 2019 to the

Prospectus (the “Prospectus”) and

Statement of Additional Information (the “SAI”)

each dated November 1, 2018, as supplemented

Approval of New Investment Advisory Agreements

At a special meeting of the shareholders of the Trust held on July 18, 2019, the shareholders of the James Balanced: Golden Rainbow Fund (the “Fund”) approved a new investment advisory agreement between James Investment Research, Inc. and the Trust, on behalf of the Fund. The new investment advisory agreement took effect immediately upon its approval.

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THIS SUPPLEMENT PROVIDES RELEVANT INFORMATION FOR ALL SHAREHOLDERS AND PROSPECTIVE INVESTORS AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

For a free paper or electronic copy of the Funds’ Prospectus, SAI, including any supplements thereto, and other information, go to http://www.jamesfunds.com, call 1-800-99JAMES (1-800-995-2637) or ask any financial intermediary who offers shares of the Funds.